Note 15 - Commitments and Contingencies	6 Months Ended
Jun. 30, 2024
Notes to Financial Statements
Commitments and Contingencies Disclosure [Text Block]

15. Commitments and Contingencies

a) Time charters: As of June 30, 2024, future minimum contractual time charter revenues assuming 365 revenue days per annum per vessel and the earliest redelivery dates possible, based on vessels’ committed, non-cancellable, time charter contracts, are as follows:

12-month period ending June 30,	Amount
2025	$1,234,202
2026	635,759
2027	327,074
2028	271,496
2029	183,298
2030 and thereafter	226,900
Total	$2,878,729

The above calculation includes the time charter arrangements of the Company’s vessels in operation as at June 30, 2024, but excludes the time charter arrangements of: 11 dry bulk vessels in operation for which their time charter rate is index-linked, one vessel in pool agreement and 50 voyages for which their rate is index-linked. These arrangements as at June 30, 2024, have remaining terms of up to 86 months.

(b) Charter-in commitments: The Company, through CBI, within its context of operations has agreed to forward charter-in from third parties, vessels that are currently under construction. Such lease payments of approximately $28.0 million, are payable on a pro-rata basis, from the second quarter of 2026 until the second quarter of 2031.

(c) Capital Commitments: As of June 30, 2024, the Company had outstanding equity commitments of (i) $28.0 million in relation to the acquisition cost of one secondhand dry bulk vessel (Note 7) and (ii) $29.75 million, in relation to the acquisition of three vessels through NML from third-party shipowners (sellers) under sale and bareboat agreements, subject to final documentation, under which the vessels will be chartered back to the sellers under bareboat charter agreements.

(d) Other: Various claims, suits, and complaints, including those involving government regulations, arise in the ordinary course of the shipping business. In addition, losses may arise from disputes with charterers, agents or suppliers relating to the Company’s vessels. Currently, management is not aware of any such claims not covered by insurance or of any contingent liabilities, which should be disclosed, or for which a provision has not been established in the accompanying consolidated financial statements. The Company accrues for the cost of environmental liabilities when management becomes aware that a liability is probable and is able to reasonably estimate the probable exposure. Currently, management is not aware of any such claims or contingent liabilities not covered by insurance which should be disclosed, or for which a provision has not been established in the accompanying consolidated financial statements. The Company is covered for liabilities associated with the vessels’ operations up to the customary limits provided by the Protection and Indemnity (“P&I”) Clubs, members of the International Group of P&I Clubs.

A subsidiary of the Company and Costamare Shipping are defendants and third-party defendants to lawsuits pending in the United States Court for the Central District of California relating to liabilities associated with damage to a pipeline and an oil spill that occurred in October 2021 off the coast of Long Beach, California. The oil spill was caused by the rupture of a pipeline owned by Amplify Energy Corp. and certain affiliates (“Amplify”). The claimants in the lawsuit allege that a vessel owned by one of the Company’s subsidiaries, the containership Beijing, dragged its anchor across the pipeline many months prior to the rupture, during a severe heavy wind event when numerous other vessels were unable to hold their ground and dragged their anchors, and contributed to the spill. The complaint alleges that a vessel owned by another containership company also dragged its anchor across the pipeline on the same day. In February 2023, the Company’s subsidiary, together with the other containership company, reached an agreement to resolve a putative class action claim for economic losses and property damage allegedly incurred by individuals and businesses affected by the oil spill.  Further, the Company’s subsidiary, together with the other containership company, reached agreements in February and April 2023 with various other parties that were actively asserting claims related to the oil spill, including having reached agreements to resolve claims asserted by Amplify and subrogation claims that were asserted by or could be asserted by a number of Amplify’s insurers relating to property damage, loss of production, and liabilities triggered by the discharge of oil from Amplify’s pipeline.  In connection with these settlements, neither the Company’s subsidiary nor Costamare Shipping have admitted liability. The payments that were required under these settlement agreements will be fully covered by insurance. One claimant—the Pacific Airshow LLC—is continuing to pursue claims against the Company’s subsidiary, as well as the other containership company, for alleged losses relating to the cancellation of one day of the 2021 Pacific Airshow. The United States Court for the Central District of California ruled that the Pacific Airshow LLC’s claim against the Company’s subsidiary was barred by the terms of the settlement the Company’s subsidiary reached in connection with the putative class action claim. The Pacific Airshow LLC has appealed that ruling to the Ninth Circuit, and that appeal is pending. The Company believes that adequate insurance is in place to cover any liability from this claim and from any other claim, if any should arise, relating to the oil spill that are pursued against the Company’s subsidiary. On December 22, 2023, the California Department of Fish and Wildlife’s Office of Spill Prevention and Response issued a notice of violation to the Company’s subsidiary and Costamare Shipping alleging that they violated California Government Code sections 8670.20 and 8670.25.5(a)(1), which relate to notification of vessel disability or reporting of discharge or threatened discharge of oil and seeking civil administrative penalties. The Company is disputing the alleged violations.